                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported): June 5, 2008 (June 2, 2008)

                         NATIONAL BEEF PACKING COMPANY,LLC
                           (Exact Name of Registrant As
                            Specified in Its Charter)

         Delaware                   333-111407                 48-1129505
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

                     12200 North Ambassador Drive, Kansas City, MO 64163
                     (Address of Principal Executive Office and Zip Code)

               Registrant's telephone number, including area code: (800) 449-2333

                                  Not Applicable
             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD.

     On June 2, 2008, the Company, along with several other U.S. beef processors, issued a press release announcing the offer to voluntarily implement a temporary labeling program to help ensure the reopening of the South Korea market and to help rebuild the confidence of South Korea consumers in the safety of U.S. beef. A copy of the press release is included in Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits. The following exhibit is furnished pursuant to Item 7.01.

         99.1     Press Release dated June 2, 2008.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              National Beef Packing Company, LLC
Date:  June 5, 2008

                                              By:  /s/ Jay D. Nielsen
                                                   -----------------------------
                                                   Jay D. Nielsen,
                                                   Chief Financial Officer